Exhibit 32.2

Certification of Principal Financial Officer Pursuant to 18 U.S.C. Section 1350

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Randell Weaver, the President, Chief Operating Officer, and Chief Financial Officer of NuZee, Inc. (the “Company”), hereby certify, that, to my knowledge:

1. The Annual Report on Form 10-K for the fiscal year ended September 30, 2023 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 16, 2024

By:	/s/ Randell Weaver
Name:	Randell Weaver
Title:	President & Chief Operating Officer, Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)